UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 1, 2003

CTI DIVERSIFIED HOLDINGS, INC.
(Exact name of registrant as specified in its chapter)

Delaware	000-30095	33-0921967
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

8709-50 Street, Edmonton, Alberta, Canada	T6E 5H4
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 604-218-7400

Not Applicable
(Former address, if changed since last report)

ITEM 5. OTHER EVENTS

1. Proposed Name Change.

CTI Diversified Holdings, Inc. (the "Company") plans to change its name to Wescorp Energy Inc. The name better reflects and is consistent with the Company’s new business focus in the oil and gas sector.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Diversified Holdings, Inc.

/s/ John Anderson

(Signature)

Date October 1, 2003	John Anderson, President & CEO

(Print name and title of signing officer)